Income Taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
The United States and foreign components of income (loss) before income taxes and noncontrolling interests were as follows:

	Years ended December 31,
Dollars in millions	2020	2019	2018
United States	$(208)	$2	$44
Foreign:
United Kingdom	76	105	203
Australia	37	15	7
Canada	(2)	3	(2)
Middle East	69	87	61
Africa	4	5	13
Other	(1)	51	70
Subtotal	183	266	352
Total	$(25)	$268	$396

The total income taxes included in the statements of operations and in shareholders' equity were as follows:

	Years ended December 31,
Dollars in millions	2020	2019	2018
(Provision) benefit for income taxes	$(26)	$(59)	$(86)
Shareholders' equity, foreign currency translation adjustment	1	1	(2)
Shareholders' equity, pension and post-retirement benefits	26	11	(14)
Shareholders' equity, changes in fair value of derivatives	3	2	3
Total income taxes	$4	$(45)	$(99)

The components of the provision for income taxes were as follows:

Dollars in millions	Current	Deferred	Total
Year ended December 31, 2020
Federal	$—	$29	$29
Foreign	(62)	11	(51)
State and other	(4)	—	(4)
(Provision) benefit for income taxes	$(66)	$40	$(26)

Year ended December 31, 2019
Federal	$(4)	$15	$11
Foreign	(67)	1	(66)
State and other	(2)	(2)	(4)
(Provision) benefit for income taxes	$(73)	$14	$(59)

Year ended December 31, 2018
Federal	$(1)	$(6)	$(7)
Foreign	(56)	(20)	(76)
State and other	(2)	(1)	(3)
Provision for income taxes	$(59)	$(27)	$(86)
The components of our total foreign income tax provision were as follows:

	Years ended December 31,
Dollars in millions	2020	2019	2018
United Kingdom	$(14)	$(19)	$(32)
Australia	(6)	(6)	(8)
Canada	(1)	(1)	(6)
Middle East	(18)	(20)	(16)
Africa	—	(1)	(1)
Other	(12)	(19)	(13)
Foreign provision for income taxes	$(51)	$(66)	$(76)

Our effective tax rates on income from operations differed from the statutory U.S. federal income tax rate of 21% as a result of the following:

	Years ended December 31,
	2020	2019	2018
U.S. statutory federal rate, expected (benefit) provision	21%	21%	21%
Increase (reduction) in tax rate from:
Tax impact from foreign operations	2	7	—
Noncontrolling interests and equity earnings	(3)	—	(1)
State and local income taxes, net of federal benefit	—	2	1
Other permanent differences, net	4	3	—
Contingent liability accrual	2	1	3
U.S. taxes on foreign unremitted earnings	(1)	3	—
Change in valuation allowance	—	(10)	(2)
Research and development credits, net of provision	—	(5)	—
Non-deductible goodwill and restructuring charges	(130)	—	—
Effective tax rate on income from operations	(105)%	22%	22%
The primary components of our deferred tax assets and liabilities were as follows:

	Years ended December 31,
Dollars in millions	2020	2019
Deferred tax assets:
Employee compensation and benefits	$149	$103
Foreign tax credit carryforwards	243	257
Loss carryforwards	105	96
Insurance accruals	8	7
Allowance for bad debt	4	2
Accrued liabilities	66	63
Construction contract accounting	7	—
Other	48	4
Total gross deferred tax assets	630	532
Valuation allowances	(220)	(200)
Net deferred tax assets	410	332
Deferred tax liabilities:
Construction contract accounting	—	(6)
Intangible amortization	(80)	(56)
Indefinite-lived intangible amortization	(60)	(49)
Fixed asset depreciation	3	2
Accrued foreign tax credit carryforwards	(2)	(3)
Total gross deferred tax liabilities	(139)	(112)
Deferred income tax (liabilities) assets, net	$271	$220

The valuation allowance for deferred tax assets was $220 million and $200 million at December 31, 2020 and 2019, respectively. The net change in the total valuation allowance was an increase of $20 million in 2020 and a decrease of $7 million in 2019. In 2019, KBR saw the benefit of a decrease in our valuation allowance associated with the ability to utilize foreign tax credits partially offset by an increase in the valuation allowance associated with our state net operating losses. The movement in the 2020 balance was mainly driven by a build up in our state net operating losses. The valuation allowance balance at December 31, 2020 was primarily related to foreign tax credit carryforwards and foreign and state net operating loss carryforwards that, in the judgment of management, are not more likely than not to be realized. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent on the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities (including the impact of available carryback and carryforward periods), projected future taxable income and tax-planning strategies in making this assessment.

Income (loss) related to the U.S. branches totaled $68 million, $90 million and $96 million for the fiscal years 2020, 2019, and 2018, respectively, and is included in the foreign component of income in the notes to the financial statements in our Form 10-K. We weighted this positive evidence heavily in our analysis to overcome the previously existing negative evidence of our twelve quarter cumulative loss position.

We concluded that future taxable income and the reversal of deferred tax liabilities, excluding those associated with indefinite-lived intangible assets, were the only sources of taxable income available in determining the amount of valuation allowance to be recorded against our deferred tax assets.  The deferred tax liabilities we relied on are projected to reverse in the same jurisdiction and are of the same character as the temporary differences that gave rise to the deferred tax assets. The deferred tax liabilities are projected to reverse in the same periods as the deferred tax assets and are projected to reverse beginning in fiscal year 2021 through fiscal year 2029.  We estimated future taxable income by jurisdiction exclusive of reversing temporary differences and carryforwards and applied our foreign tax credit carryforwards based on the sourcing and character of those estimates and considered any limitations.
During the year ended December 31, 2018, we further refined our provisional estimates related to the Deemed Repatriation Transition Tax, as well as the impact of additional guidance related to the Tax Act and our estimates of future taxable income. As a result, we further reduced our valuation allowance for U.S. deferred tax assets by $17 million primarily related to foreign tax credit carryforwards.

Our ability to utilize the unreserved foreign tax credit carryforwards is based on our ability to generate income from foreign sources of at least $762 million prior to their expiration whereas our ability to utilize other net deferred tax assets exclusive of those associated with indefinite-lived intangible assets is based on our ability to generate U.S. forecasted taxable income of at least $605 million.  While our current projections of taxable income exceed these amounts, changes in our forecasted taxable income in the applicable taxing jurisdictions within the carryforward periods could affect the ultimate realization of deferred tax assets and our valuation allowance.

The net deferred tax balance by major jurisdiction after valuation allowance as of December 31, 2020 was as follows:

Dollars in millions	Net Gross Deferred Asset (Liability)	Valuation Allowance	Deferred Asset (Liability), net
United States	$404	$(177)	$227
United Kingdom	14	—	14
Australia	22	—	22
Canada	22	(21)	1
Other	29	(22)	7
Total	$491	$(220)	$271

At December 31, 2020, the amount of gross tax attributes available prior to the offset with related uncertain tax positions were as follows:

Dollars in millions	December 31, 2020	Expiration
Foreign tax credit carryforwards	$243	2021-2029
Foreign net operating loss carryforwards	$144	2021-2040
Foreign net operating loss carryforwards	$37	Indefinite
State net operating loss carryforwards	$1,242	Various

As a result of the enactment of the U.S. Tax Act, substantially all of our previously untaxed accumulated and current E&P of certain of our foreign subsidiaries were subject to U.S. tax. Repatriations of these foreign earnings will not be subject to additional U.S. tax but may incur withholding and/or state taxes. Although we have provided for taxes on our previously untaxed accumulated and current E&P of certain of our foreign subsidiaries pursuant to the Tax Act, we consider our future U.S. and non-U.S. cash needs such as 1) our anticipated foreign working capital requirements, including funding of our U.K. pension plan, 2) the expected growth opportunities across all geographical markets and 3) our plans to invest in strategic growth opportunities that may include acquisitions around the world. As of December 31, 2020, the cumulative amount of permanently reinvested foreign earnings is $1.9 billion. With the enactment of the Tax Act, these previously unremitted earnings have now been subject to U.S. tax. However, these undistributed earnings could be subject to additional taxes (withholding and/or state taxes) if remitted, or deemed remitted, as a dividend.
A reconciliation of the beginning and ending amount of total unrecognized tax benefits is as follows:

Dollars in millions	2020	2019	2018
Balance at January 1,	$97	$90	$184
Increases related to current year tax positions	1	2	1
Increases related to prior year tax positions	6	7	18
Decreases related to prior year tax positions	(7)	—	(45)
Settlements	—	—	(62)
Lapse of statute of limitations	(3)	(1)	(2)
Other, primarily due to exchange rate fluctuations affecting non-U.S. tax positions	2	(1)	(4)
Balance at December 31,	$96	$97	$90
The total amount of unrecognized tax benefits that, if recognized, would affect our effective tax rate was approximately $82 million as of December 31, 2020. The difference between this amount and the amounts reflected in the tabular reconciliation above relates primarily to deferred income tax benefits on uncertain tax positions. In the next twelve months, it is reasonably possible that our uncertain tax positions could change by approximately $9 million due to settlements with tax authorities and the expirations of statutes of limitations.
We recognize accrued interest and penalties related to uncertain tax positions in income tax expense in our consolidated statements of operations. Our accrual for interest and penalties was $29 million and $23 million as of December 31, 2020 and 2019, respectively. During the years ended December 31, 2020 and 2019, we recognized net interest and penalty charges of $4 million, and $3 million, respectively, while for the year ended December 31, 2018, we recognized a net interest and penalty benefit of $1 million related to uncertain tax positions.

KBR is the parent of a group of domestic companies that are members of a U.S. consolidated federal income tax return. We also file income tax returns in various states and foreign jurisdictions. With few exceptions, we are no longer subject to examination by tax authorities for U.S. federal or state and local income tax for years before 2007.

KBR is subject to a tax sharing agreement primarily covering periods prior to the April 2007 separation from Halliburton. The tax sharing agreement provides, in part, that KBR will be responsible for any audit settlements directly attributable to our business activity for periods prior to our separation from our former parent. As of December 31, 2020 and 2019, we have recorded $5 million in "Other liabilities" on our consolidated balance sheets for tax related items under the tax sharing agreement. The balance is not due until receipt by KBR of a future foreign tax credit refund claim filed with the IRS.